Date: September 21, 1994                               Contract No. 34050


FSS SERVICE AGREEMENT


This AGREEMENT is entered into by ANR Pipeline Company

(Transporter) and The Peoples Gas Light and Coke Company (Shipper)


WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. AUTHORITY FOR TRANSPORTATION SERVICE:

   284G - Blanket

2. RATE SCHEDULE:  Firm Storage Service (FSS)

3. CONTRACT QUANTITIES:

   Contract Quantity - see Exhibit attached hereto.

   Such Contract Quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4. TERM OF AGREEMENT:

   04/01/1995 to

   03/31/2000

Date: September 21, 1994                               Contract No. 34050


5.   RATES:

     Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by ANR
     Xpedite that it has agreed otherwise.

     It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest increased rates in whole or in part.

6.   INCORPORATION BY REFERENCE

     The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7.   NOTICES:

     All notices can be given by telephone or other electronic means, however, such notice shall be confirmed in writing at the addresses below or through ANR Xpedite. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this agreement:

     TRANSPORTER:

     ANR PIPELINE COMPANY
     500 Renaissance Center
     Detroit, Michigan  48243
     Attentions: Gas Control (Nominations)
                 Volume Management (Statements)
                 Cash Control (Payments)
                 Customer Services and Business Administration
                   (All Other Matters)

Date:  September 21, 1994                                   Contract No. 34050


     SHIPPER:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL   60603                              (City, State, Zip)
     -------------------

     Attention:   Mr. Eckhard Blaumueller
                  -----------------------
     Telephone:   (312) 431-7057
                  --------------
     Fax:         (312) 431-4558
                  --------------


     INVOICES AND STATEMENTS:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL  60603                               (City, State, Zip)
     ------------------

     Attention:   Mr. Eckhard Blaumueller
                  -----------------------
     Telephone:   (312) 431-7057
                  --------------
     Fax:         (312) 431-4558
                  --------------


     NOMINATIONS:

     The Peoples Gas Light And Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     -----------------------------
     Chicago, IL  60603                               (City, State, Zip)
     ------------------

     Attention:   Mr. Jerry Slechta
                  -----------------
     Telephone:   (312) 431-4362
                  --------------
     Fax:         (312) 431-4558
                  --------------

     Mechanical Dialing
     Device No (s):-------------------------

Date: September 21, 1994                                   Contract No. 34050


     ALL OTHER MATTERS:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL   60603                              (City, State, Zip)
     -------------------

     Attention:   Mr. Eckhard Blaumueller
                  -----------------------
     Telephone:   (312) 431-7057
                  --------------
     Fax:         (312) 431-4558
                  --------------

8.   FURTHER AGREEMENT

  A. For transportation under ETS Agreement (No. 03050) and storage under FSS Agreement (No. 34050), Shipper shall pay a single rate covering both the transportation and storage services not to exceed, for each 12 month period, $0.90 times 3.75 BCF for years one and two (April 1, 1995 through March 31, 1997) and for years three through five (April 1, 1997 through March 31, 2000) a rate not to exceed, for each 12 month period, $1.05 times 3.75 BCF. The aforementioned rates are inclusive of Volumetric Buyout/Buydown, Dakota and Transition Costs. In addition, Shipper will be charged ACA, applicable GRI, fuel and any other related fees or surcharges.

  B. For billing purposes, Transporter has discretion in determining the portion of the rate to be assigned to transportation and/or storage as well as the portion of the rate to be assigned to Reservation and/or Commodity.

  C. From time to time dependent upon Transporter's use percents, the MDQ's and MSQ under ETS Agreement (No. 03050) and FSS Agreement (No. 34050) will be adjusted to allow Shipper to deliver and store sufficient fuel quantities to effectuate a 50 day storage withdrawal quantity of 75,000 dth at the specified delivery points at no additional charge.

Date: September 21, 1994                                  Contract No. 34050


  D. Shipper can use the unused portion of its Primary Route MDQ on a Secondary basis at the following receipt points at no additional charge:

     1.  Joliet (NGPL)
     2.  Defiance (PEPL)
     3.  Joliet (Midwestern)
     4.  Shorewood (NIGAS)  -  (by displacement)
     5.  Kalkaska or Chester  (Mich Con)
     6.  East Joliet (PGL&C)  -  (by displacement)
`    7.  Elkhart  (Trunkline)
     8.  Crystal Falls  (GLGT)

  E. Shipper and Transporter agree that the rates stated herein shall be confidential and shall be maintained confidentially by Shipper and Transporter. Shipper or Transporter may disclose such rates only if such disclosure is required by law and Shipper or Transporter requests confidential or privileged treatment under applicable statutes, rules and regulations, and provides reasonable notice to the other party prior to such disclosure. Any unauthorized disclosure by Shipper of the rates stated herein shall have the effect of terminating from the date the discounted rate is disclosed any rate discounts reflected herein such that, for the remaining term of this Agreement, Shipper shall be required to pay Transporter the maximum applicable rate for service, as well as all other charges, surcharges or direct bill applicable to such service.

  F. This Agreement may be assigned to an affiliate of Shipper subject to the satisfaction of Transporter's credit requirements.


  G. In addition, upon ninety (90) days prior notice, before each contract year commences, Shipper may renominate the Maximum Storage Quantity and the Maximum Withdrawal Transport volume subject to the availability of capacity on Transporter's Pipeline and a mutually acceptable rate, provided that the revenues from the renominated service are equal to or greater than the revenues that Transporter would have otherwise received if the service had not changed from the previous contract year.

  H. Shipper agrees to waive its rights to release the capacity underlying this Agreement.

Date: September 21, 1994                                     Contract No. 34050


  I. Shipper agrees to waive its rights to in-field storage transfers.

  J. The complete agreement between Transporter and Shipper shall consist of this FSS Agreement (No. 34050) and the following agreements between Transporter and Shipper: ETS Agreement (No. 03050); September 28, 1994 Letter of Intent; and September 28, 1994 Operating Agreement.




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives thereunto duly authorized to be effective as of the date stated above.





         The Peoples Gas
SHIPPER: Light and Coke Co.       TRANSPORTER: ANR Pipeline Company

By:  /s/ Thomas M. Patrick         By:   /s/ Wilbur Hitchcock
    ----------------------              ---------------------

Title:  Vice President             Title:  Sr. Vice President
       ---------------                     ------------------

Date:  October 10, 1994            Date:  October 6, 1994
       ----------------                   ---------------





34050.fss

       CONTRACT QUANTITY  EXHIBIT                        CONTRACT NO.   34050
        TO AGREEMENT BETWEEN                             RATE SCHEDULE  FSS
   ANR PIPELINE COMPANY (TRANSPORTER)                    CONTRACT DATE: September 21, 1994
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (SHIPPER)     AMENDMENT DATE:


ANNUAL SERVICE
RETCHETED SERVICE

                                                  MDQ
                                                 (DTH)
                                                 ------
Maximum Storage Quantity (MSQ)                   3,803,250
Base Maximum Daily Withdrawal Quantity (BMDWQ)      76,065
Base Maximum Daily Injection Quantity (BMDIQ)       21,733

